SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Short Duration Fund
The following information replaces the existing similar disclosure in the “FEES AND EXPENSES” section of the fund’s summary prospectus.
SHAREHOLDER FEES (paid directly from your investment)
	A	T	C	R6	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	2.25	2.50	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds[1]	None	None	1.00	None	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	None	$20	None	None	$20
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
	A	T	C	R6	INST	S
Management fee	0.37	0.37	0.37	0.37	0.37	0.37
Distribution/service (12b-1) fees	0.24	0.25	1.00	None	None	None
Other expenses	0.24	0.27	0.22	0.14	0.23	0.29
Total annual fund operating expenses	0.85	0.89	1.59	0.51	0.60	0.66
Fee waiver/expense reim- bursement	0.10	0.14	0.09	0.13	0.22	0.16
Total annual fund operating expenses after fee waiver/ expense reimbursement	0.75	0.75	1.50	0.38	0.38	0.50
1Investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 0.75% if redeemed within 12 months of the original purchase date.
The Advisor has contractually agreed through September 30, 2023 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at 0.75%, 0.75%, 1.50%, 0.38%, 0.38% and 0.50% for Class A, Class T, Class C, Class R6,
Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Class C shares generally convert automatically to Class A shares after 8 years. The information presented in the Example for Class C reflects the conversion of Class C shares to Class A shares after 8 years. See “Class C Shares” in the “Choosing a Share Class” section of the prospectus for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	R6	INST	S
1	$300	$325	$253	$39	$39	$51
3	480	513	493	150	170	195
5	676	717	857	272	313	352
10	1,241	1,306	1,683	628	729	807
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	R6	INST	S
1	$300	$325	$153	$39	$39	$51
3	480	513	493	150	170	195
5	676	717	857	272	313	352
10	1,241	1,306	1,683	628	729	807
Please Retain This Supplement for Future Reference
June 1, 2022
PROSTKR22-55